UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

February 14, 2005

KLA-TENCOR CORPORATION

(Exact name of registrant as specified in its charter)

DELAWARE	000-09992	04-2564110
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

160 Rio Robles
San Jose, California 95134
(Address of principal executive offices, including zip code)

(408) 875-3000
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

The Board of Directors of KLA-Tencor Corporation (the “Company”) has approved the initiation of a quarterly cash dividend and has declared a dividend of 12 cents per share of its outstanding common stock, payable on June 1, 2005 to KLA-Tencor stockholders of record on May 2, 2005.

The Board of Directors also authorized the repurchase of an additional ten million shares of common stock under the Company’s ongoing stock repurchase program.

Item 9.01. Financial Statements and Exhibits
(c)	Exhibits.

Exhibit No.	Description
99.1	Press Release dated February 14, 2005

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KLA-TENCOR CORPORATION
By:	/s/ John H. Kispert
JOHN H. KISPERT
EXECUTIVE VICE PRESIDENT AND CHIEF FINANCIAL OFFICER

Date: February 15, 2005

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EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated February 14, 2005